EXHIBIT 32

                         CERTIFICATION PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Mettler-Toledo International Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

This quarterly report on Form 10-Q/A for the period ending March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 9, 2004



/s/  Robert F. Spoerry
----------------------



Robert F. Spoerry
Chief Executive Officer



/s/  William P. Donnelly
------------------------



William P. Donnelly
Chief Financial Officer